Exhibit 10.1

GUARANTY

THIS GUARANTY (the “Guaranty”) is made as of this __ day of December, 2008 by AMERICA WEST RESOURCES, INC., a Nevada Corporation, having a place of business at 57 West 200 South, Suite 400, Salt Lake City, Utah 84101 (the “Guarantor”), in favor of the OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF HIDDEN SPLENDOR RESOURCES, INC., AND MID-STATE SERVICES, INC., appointed by the United States Trustee in the below-referenced bankruptcy case on October 30, 2007 as representative of the General Unsecured Creditors (the “Committee”) and the UNITED STATES INTERNAL REVENUE SERVICE (the “IRS”).

RECITALS

A.            Reference is hereby made to the Joint-Consolidated Hidden Splendor Resources, Inc. / Mid-State Services, Inc. Plan filed on November 18, 2008 in the United States Bankruptcy Court for the District of Nevada (the “Court”) at Jointly Administered Case No. BK-N-07-51378-GWZ, as amended (the “Plan”).  For purposes of this Guaranty, the capitalized terms used herein without definition shall have the respective meanings set forth for such terms in the Plan, a copy of which is attached hereto and incorporated herein as Exhibit A.

B.            Guarantor is the owner of all of the issued and outstanding stock of Hidden Splendor Resources, Inc., a Nevada corporation and debtor in the above-referenced bankruptcy case (“Hidden Splendor”) and the parent company of Hidden Splendor.

C.            Pursuant to Article V(A)(1)(B) of the Plan, after the initial distribution under the Plan, Guarantor has agreed to guarantee (i) the Plan payment obligations to General Unsecured Creditors up to the next twenty-five percent (25%) of the collective amount of allowed Class 7 Claims, and (ii) the Plan payment obligations to the IRS up to the next twenty-five percent (25%) of its Allowed Priority Claim (pre-petition).

ARTICLE I - GUARANTY

Section 1.01 The Guaranty.  In consideration of the IRS’s consent to the terms of the Plan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, in accordance with the Plan, hereby unconditionally and irrevocably guarantees: (i) the payment, after the ten percent (10%) initial distribution is made to the holders of Allowed Class 7 Claims under the Plan on the Distribution Date, of the next twenty-five percent (25%) of the collective amount of Allowed Class 7 Claims; and (ii) the payment, after the ten percent (10%) initial distribution is made to the IRS under the Plan on the Distribution Date, of the next twenty-five percent (25%) of the IRS’s prepetition Allowed Priority Claim (such guaranteed obligations being hereinafter referred to as the “Liabilities”).

Section 1.02 Liabilities Guaranteed.  In the event Hidden Splendor fails to timely pay any part or all of the Liabilities guaranteed when due in strict accordance with the Plan, Guarantor, upon demand of the Committee and/or the IRS, shall pay the Liabilities in the same manner as if they constituted the direct and primary obligation of Guarantor.

ARTICLE II - WAIVERS AND CONSENTS

Section 2.01 General Waivers of Guarantor.  Guarantor hereby waives each of the following:

(i) any requirement that the Committee and/or the IRS institute suit or other action, or otherwise exhaust their rights or remedies against Hidden Splendor or against any other person, guarantor, or under any security agreement or other collateral guaranteeing or securing all or any part of the Liabilities, prior to enforcing any rights it has under this Guaranty or otherwise against Guarantor;

(ii) any defenses arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Hidden Splendor or against any security resulting from the exercise or election of any remedy or remedies by the Committee and/or the IRS, and any defense arising by reason of any disability or other defense of Hidden Splendor or by reason of the cessation, from any cause other than full payment of the Liabilities in strict accordance with the Plan, of the liability of Hidden Splendor;

(iii) any defense based upon failure by any entity to disclose to Guarantor any information concerning Hidden Splendor’s financial condition or any other circumstances bearing on Hidden Splendor’s ability to pay all sums payable under the Plan;

(iv) any defense based upon any legal disability or other defense of Hidden Splendor, or by reason of the cessation or limitation of the liability of Hidden Splendor from any cause other than full payment of the Liabilities in strict accordance with the Plan;

(v) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Hidden Splendor or any principal of Hidden Splendor or any defect in the formation of Hidden Splendor or any principal of Hidden Splendor;

(vi) any defense based upon the modification of the Plan, default on the Plan, the filing of a petition under Title 11 of the United States Code by or against the reorganized Debtor, commencement of a case under Title 11 of the United States Code by or against the reorganized Debtor, the appointment of a receiver, conservator or similar court officer, an assignment for the benefit of creditors, or any other insolvency proceeding;

(vii) any defense based upon the failure to take any action permitted hereunder, or the waiver of any conditions hereinabove set forth by the Committee and/or the IRS or any person acting on behalf of the Committee and/or the IRS; and

(viii) the rights, benefits and defenses arising from alteration, impairment or suspension in any respect or by any means of any of Hidden Splendor’s obligations under the Plan or any of the Committee’s and/or the IRS’ rights or remedies under the Plan without Guarantor’s prior consent.

Section 2.02 Consent to Jurisdiction.  Guarantor hereby expressly agrees that any legal action or proceeding with respect to this Guaranty may be brought in the United States Bankruptcy Court for the District of Nevada, and, by execution and delivery of this Guaranty, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction to the aforesaid court.  Guarantor hereby further irrevocably waives any claim that such court lacks personal jurisdiction over the Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or the Plan brought in the aforementioned court, that such court lacks personal jurisdiction over the Guarantor.  Guarantor further irrevocably consents to the service of process out of the aforementioned court in any such action or proceeding by, in addition to such other methods as are permitted under applicable laws, the delivery of copies at the address and in the manner required by Article IV hereof.  Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective.  Nothing herein shall affect the right of the Committee and/or the IRS to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction.

Section 2.03 Waiver of Objection to Venue; Forum Non Conveniens.  Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or the Plan brought in the court referred to in Section 2.02 above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 2.04 Waiver of Right to Jury Trial; Waiver of Statute of Limitations.  GUARANTOR AND THE COMMITTEE/IRS EACH WAIVE ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, ACTIONS OR OTHER PROCEEDINGS OF ANY KIND ARISING UNDER OR RELATING TO THIS GUARANTY AND THE PLAN (INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF) OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE PLAN (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.  GUARANTOR AND THE COMMITTEE/IRS EACH ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS TO THE OTHER THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.  GUARANTOR AND THE COMMITTEE/IRS EACH AGREE THAT ALL SUCH SUITS, CLAIMS COUNTERCLAIMS, ACTIONS OR OTHER PROCEEDINGS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.  GUARANTOR AND THE COMMITTEE/IRS EACH AGREE THAT THIS PARAGRAPH CONSTITUTES WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH SUIT, CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING AND AGREE THAT GUARANTOR AND THE COMMITTEE/IRS EACH SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS GUARANTY OR THE PLAN WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH SUIT, CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING MAY BE PENDING AS STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.  GUARANTOR HEREBY WAIVES THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING THE LIABILITY OF GUARANTOR UNDER THIS GUARANTY.

ARTICLE III - FURTHER AGREEMENTS OF PARTIES

Section 3.01 Rights of the Committee and/or the IRS.  The Committee and/or the IRS shall have the right without demand of or notice to Guarantor to deal in any manner with the Liabilities, including without limitation the right to resort to Guarantor for payment of all or any of the Liabilities, whether or not the Committee and/or the IRS shall have resorted first to any property of Hidden Splendor or shall have proceeded against any other guarantors or any other party primarily or secondarily liable with respect to any of the Liabilities.  The obligations of Guarantor hereunder shall not be released, discharged or affected in any way, nor shall Guarantor have any recourse against the Committee and/or the IRS by reason of any action which the Committee and/or the IRS may take or omit to take under these powers or otherwise existing with respect to the Liabilities.

ARTICLE IV - NOTICES

Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by a nationally recognized overnight carrier which provides for a return receipt.  Any such notice shall be sent to the respective party’s addresses as set forth below or to such other address as such party may, by notice in writing, designate as its address:

America West Resources, Inc.
57 West 200 South, Suite 400
Salt Lake City, Utah  84101

The Official Committee of Unsecured Creditors
Michael J. Roeschenthaler, Esq.
McGuireWoods LLP
625 Liberty Avenue, 23rd Floor
Pittsburgh, Pennsylvania 15222

United States Internal Revenue Service

Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail or one (1) day after the sending thereof by overnight carrier.

ARTICLE V - MISCELLANEOUS

Section 5.01 Successors and Assigns.  This Guaranty cannot be assigned by the Guarantor absent the express written consent of the Committee and the IRS. Notwithstanding the foregoing, Guarantor may, without express written consent of the Committee and the IRS,  enter into a change of control transaction, so long as (i) the controlling entity agrees to assume the obligations under this Guaranty, (ii) the change of control transaction is an arms length transaction, (iii) the change of control transaction is an exchange of reasonably equivalent value, (iv) the change of control does not result in the insolvency of the Guarantor and/or (v)the change of control transaction does not leave the Guarantor with  insufficient funds or capital to pay its debts as they become due.  (The guarantor agrees that conditions (i) through (v) do not constitute awaiver, or otherwise limit, the Committee's and IRS's rights in law or equity).   This Guaranty shall bind Guarantor and the heirs, devisees, personal representatives, successors and assigns of Guarantor and shall inure to the benefit of the holders of Allowed Class 7 Claims and the IRS, all successors and assigns of the holders of Allowed Class 7 Claims and/or the IRS and all transferees of the holders of Allowed Class 7 Claims and/or the IRS’ interests under the Plan and this Guaranty; it being agreed that the holders of Allowed Class 7 Claims and/or the IRS may, without notice of any kind, sell, assign or transfer all or any of the Liabilities and in such event, each and every immediate and successor assignee, transferee or holder of all or any of the Liabilities, shall have the rights under this Guaranty if such assignee, transferee or holder were herein by name specifically given such, rights, powers and benefits; provided that the Committee and/or the IRS shall have the unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the holders of Allowed Class 7 Claims and/or the IRS as to the remaining Liabilities.

Section 5.02 No Waiver.  No delay on the part of the Committee and/or the IRS in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Committee and/or the IRS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  No action of the Committee and/or the IRS permitted hereunder shall in any way impair or affect this Guaranty.

Section 5.03 Governing Law.  This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada.

Section 5.04 Severability.  If any provision hereof is determined to be held illegal, unenforceable or void for any reason, the validity of the remaining provisions hereof shall not be affected thereby.

Section 5.05 Captions.  The captions used in this Guaranty are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Guaranty.

Section 5.06 No Oral Modification.  No waiver, amendment, release or modification of this Guaranty shall be made orally or shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by each the Committee, the IRS and the Guarantor.

Section 5.07 Costs and Expense.  Guarantor agrees to pay all reasonable attorneys’ fees and other costs and expenses which may be incurred by the Committee and/or the IRS in the enforcement of this Guaranty, including without limitation those incurred in connection with any case, action, proceeding, claim or otherwise under Chapters 7, 11 or 13 of the Bankruptcy Code or any successor statute or statutes thereto whether the same be commenced or filed by Hidden Splendor, Guarantor or any other person or entity.

Section 5.08 No Modifications.  No term or provision of this Guaranty may be changed, waived, revoked or amended without the Committee and/or the IRS’s prior express written consent.  This Guaranty is irrevocable absent payment of the payment of the Liabilities in strict accordance with the Plan.

Section 5.09 Counterparts.  This Guaranty may be executed by the parties hereto in any number of counterparts and each such counterpart shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 5.10 Termination.  Upon payment of the Liabilities in strict accordance with the Plan, this Guaranty shall be of no further force or effect.

Section 5.11 Time of Essence.  Time is of the essence in the performance of each and every provision of this Guaranty.

Section 5.12 Recitals, Exhibits, Etc.  The recitals set forth in this Guaranty and all exhibits and attachments to this Guaranty are incorporated herein and shall be deemed an integral part of this Guaranty.

THIS GUARANTY is being executed and delivered as of the day and year first above written.

GUARANTOR:

AMERICA WEST RESOURCES, INC.,
a Nevada corporation

By:______________________________
  Name:____________________________
Title:_____________________________

EXHIBIT A

Joint-Consolidated Hidden Splendor Resources, Inc. / Mid-State Services, Inc. Plan

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